Developing a Novel Anti-BCMA CAR-T for Relapsed or Refractory Multiple Myeloma

Yihong Yao, Ph.D, CSO

CBMG
Cellular Biomedicine Group

Forward-Looking Statements

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding CBMG's ability to implement its plans, strategies and objectives for future operations, including regulatory approval of its IND applications, its ability to execute on proposed new products, services or development thereof, results of its clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, its ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, its ability to seek intellectual property rights for its product candidates, competition in the industry in which it operates, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

Disclaimer

CBMG
Cellular Biomedicine Group

- I am the Chief Scientific Officer of Cellular Biomedicine Group, Inc.
- I own stock in Cellular Biomedicine Group, Inc.

C-CAR088 is a 2nd Generation CAR with Human scFv

CBMG Cellular Biomedicine Group

- scFv of C-CAR088 specifically targets epitome cluster E3 in BCMA extra-cellular domain



L
VL
VH
TM
4-1 BB
ζ



1
10
S-S
20
30
S-S
S-S
40
54
MLQMAGQCSQNEYFDSLLHACIPCQLRCSSNTPPLTCQRYCNASVTNSVKGTNA
E1:1-7
E2:8-21
E3:24-41
E4:42-54
N-terminal domain
First disulfide bound defined domain
Second (double) disulfide bound defined domain
C-terminal extracellular domain

- Affinities of full-length antibody to human BCMA by Biacore analysis

Antibody	Human BCMA (KD nM)
BCMA-20	0.008

C-CAR088 Showed Good *In Vitro* Anti-tumor Activity

CBMG
Cellular Biomedicine Group


NH929
NH929-BCMA+
MM.1S
isotype control
MM.1S
BCMA
Expression of BCMA on target cells
NT
Positive control
CBM.BCMA
0.16
50.1
63.8
BCMA CAR
CD3
C-CAR088 expression
NH929
NH929-BCMA
MM.1S
%Cytotoxicity
100
75
50
25
0
1:1
5:1
10:1
20:1
40:1
Effector:Target
NT
Positive control
CBM.BCMA

Cell Killing Activities Are Unaffected By Soluble BCMA



ONLY
A549
A549-BCMA
NT
0.32
0.35
0.31
NT (sBCMA 100ng/ml)
0.42
0.38
0.30
NT (sBCMA 500ng/ml)
0.39
0.30
0.26
C-CAR088
1.26
13.1
47.6
C-CAR088 (sBCMA 100ng/ml)
1.40
10.2
47.8
C-CAR088 (sBCMA 500ng/ml)
1.40
8.59
46.9
CD137
CD3
A549-BCMA

C-CAR088 Showed Dose Dependent *In Vivo* Anti-tumor Activity

CBMG
Cellular Biomedicine Group



Control
T cells
C-CAR088 2.5x10⁶ cells
C-CAR088 5x10⁶ cells
C-CAR088 10x10⁶ cells
Tumor Volume (mm³)
Days post injection
Percentage survival(%)
Control
T cells

NSG mice were subcutaneously inoculated with 4 × 10^6 RPMI-8226 cells. After tumors grow to an average volume of about 100 mm^3, 2x10^6, 5x10^6 and10x10^6 CAR-T cells are injected into the tail vein.

C-CAR088 CMC Summary

1. Semi-automated, digital, closed system (Commercial Platform based on modified GE FlexFactory)
2. ~6 day manufacturing process, risk-based rapid product release
3. Serum free culture system
4. Institutionalized, highly repeatable manufacturing process



Percentage of final product
100
80
60
40
20
0
CAR
CD3/CD45
CD4/CD3
CD8/CD3
Tnaive
Tcm

Characteristics of C-CAR088 Final Product

Phase I Study in Relapsed or Refractory Multiple Myeloma

CBMG
Cellular Biomedicine Group



Apheresis
C-CAR088
Manufacturing &QC
C-CAR088
infusion
Clinical monitoring and biomarker studies
ICF Screening
Baseline
assessment
-21d
-7d
-5d -4d -3d
Flu : 30 mg/m²/d
Cy : 300 mg/m²/d
Day 0
D4 D7 D10 W2 W3 W4 W8 W12 W16 W20 M6 M9 M12
Frist clinical response assessment

3+3 Dose Escalation

1×10^6/Kg ▶ 3×10^6/Kg ▶ 6×10^6/Kg ▶ 9×10^6/Kg(TBD)

Key Eligibility Criteria:
- 18-75 years of age
- MM cells express BCMA
- Must have measurable MM
- ≥ 2 prior lines of therapy for MM, having received treatment PI and IMiD
- Must have adequate hepatic, renal, cardiac and hematopoietic function

- **Safety Assessment**: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events(CTCAE V5.0)
- **Efficacy Assessment**: IMWG ORR;DOR; PFS; OS
- **Exploratory:** CAR-T expansion and persistence

Study Status[1]

Cells Collected N=11
↓
Dosed N=8
↓
Evaluable for Clinical Response N=5

[1] Data cut-off of Nov 30, 2019

Baseline Demographics and Clinical Characteristics

CBMG Cellular Biomedicine Group

Patient characteristics/ID	JSPHC001	JSPHC003	JSPHC004	JSPHC008	DPHC002
Age(years)	54	66	72	55	52
Gender	F	M	F	F	F
Dose(CAR+ T cell/kg)	1.0x10^6/Kg	1.0x10^6/Kg	1.0x10^6/Kg	3.0x10^6/Kg	3.0x10^6/Kg
Initial diagnosis	May, 2018	Jan, 2014	Oct, 2014	May,2012	Nov,2017
MM subtype	IgG κ	κ	IgG κ	IgG λ	IgA λ
R-ISS	II	II	II	II	III
ECOG PS	0	0	0	1	1
High risk cytogenetics (del(17p), t(4;14), t(14;16))	No	No	No	No	No
Number of prior regimens:	7	7	7	6	2
Prior therapies	Bortezomib	Bortezomib	Bortezomib	Bortezomib	Bortezomib
	Lenalidomide	Autologous SCT	Lenalidomide	Lenalidomide	Thalidomide
	Pomalidomide	Lenalidomide	Autologous SCT	Autologous SCT	
		Pomalidomide	Pomalidomide	Carfilzomib	
		Ixazomib		Pomalidomide	
				Daratumumab	
Best response in prior therapies	< PR	CR	CR	CR	< CR

Treatment-emerging Adverse Events

- No grade 3 or 4 CRS events
- No neurotoxicity events
- No dose-limiting toxicities (DLTs) observed in dose escalation
- Cytopenias mostly related to Cy/Flu lymphodepletion

Treatment- Emerging Adverse Event	Total n (%)	Grade 3/4 n (%)
Cytokine release syndrome[1]	4 (80)	0
Neutropenia	5 (100)	5 (100)
Thrombocytopenia	5 (100)	4(80)
Anemia	4 (80)	1 (20)
Increased AST	2(40)	2(40)
Infection	1(20)	1(20)

[1] CRS uniformly graded according to Lee et al., Blood 2014;124:188-195
data cutoff date 11/30/2019

C-CAR088 Proliferation & Expansion in the Peripheral Blood Correlated with Decrease in Tumor Burden

CBMG
Cellular Biomedicine Group



Percentage of blood meyloma marker (% of baseline)
Blood CAR copies/μg gDNA
Blood CAR copy number
Blood meyloma marker
Blue: 1*10^6 CAR-T cells/kg
Red: 3*10^6 CAR-T cells/kg
100
80
60
40
20
0
10^7
10^6
10^5
10^4
10^3
10^2
10^1
10^0
V2 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15
Days after C-CAR088 infusion

Visit	V2	V5	V6	V7	V8	V9	V10	V11	V12	V13	V14	V15
Day	Baseline	4± 1	7± 1	10± 1	14± 2	21± 3	28± 3	56± 5	84± 5	112± 7	140± 7	180± 7

*Blood myeloma marker: serum M protein/ free light chains (FLC)

JSPH-C008 3×10⁶ CAR-T cells/kg

Pleural myeloma response to C-CAR088

Before



4wk After



Blood CAR-T proliferation & expansion and decreasing of M protein level



Percentage of blood meyloma marker (% of baseline)
Blood CAR copies/μg gDNA
V2 V5 V6 V7 V8 V9 V10 V11
Days after C-CAR088 infusion

Clinical Response - Data Cutoff Date November 30, 2019

- ORR: 100% in 5 evaluable patients



SD
MR
PR
VGPR
CR
PD
MRD-
Dosage: 3.0×10⁶/kg
JSPH-C008
DAOPEI-C002
Dosage: 1.0×10⁶/kg
JSPH-C004
JSPH-C003
JSPH-C001
0
4
8
12
16
20
24
Weeks after C-CAR088 infusion

Summary

- Our novel BCMA CAR-T appears to be a potentially promising therapy in accordance with the early observed data
- In our preclinical studies, CAR088 is shown to eradicate BCMA positive tumor cells both *in vitro* and *in vivo*
- Early clinical trial results in patients with r/r MM for C-CAR088 support preclinical findings, showing promising efficacy and manageable safety profile.
- The very early clinical efficacy signal at low, suboptimal dose is encouraging and needs to be confirmed by the ongoing clinical trial. It is essential to continue to monitor the duration of response (DOR) and to further pursue DOR improvement alternatives.

Acknowledgements

Cellular Biomedicine Group

Tony Liu

Pre-Clinical
Xin Yao
Shigui Zhu
Yutian Wei
Caochan Zhang

Translational Medicine
Jiaqi Huang
Xiaoteng Lv
Liping Lan
Cheng Chen

Clinical
Michael Humphries
Judy Zhu
Chengxiao Zheng

Production & QC
Li Zhang
Jiaqiang Ren
Junfeng Wu
RirFei Wang
Dingzhu Yang
Dijun Zho
Yi Hong

Jiangsu Provincial Hospital
Jiangyong Li
Xiaoyan Qu
Lei Fan
Hua Lu
Fei Huang

Hebei YandaLu Dao Pei Hospital
Peihua Lu
Junfang Yang